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                                                                    EXHIBIT 10.4




                                  ASSIGNMENT

                  WHEREAS, I, STEVEN C. AMENDOLA, a citizen of the United States of America, whose post office address is 22 Lambert Johnson Drive, Ocean, New Jersey 07712, have made the inventions identified in the attached Schedule A;

                  WHEREAS, the inventions identified in the attached Schedule A were the subject of a License Agreement dated July 31, 1997, which has now been terminated; and

                  WHEREAS, MILLENNIUM CELL INC., a corporation organized and existing under the laws of the State of Delaware, and having an office for the transaction of business at 1 Industrial Way West, Eatontown, New Jersey 07724, is desirous of acquiring the entire right, title and interest in and to the inventions identified in Schedule A and in and to the applications for Letters Patent therefor, and any Letters Patent which may be obtained therefor, including any reissued or re-examined patents and each and every foreign counterpart of said inventions, all as set forth in Schedule A;

                  NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN, BE IT KNOWN, that I, STEVEN C. AMENDOLA, for the consideration recited in the attached AGREEMENT, hereby acknowledge at or before the ensealing and delivery of these presents, and the receipt of which is hereby acknowledged, have sold, assigned, transferred and conveyed and by these presents do sell, assign, transfer and convey, unto said MILLENNIUM CELL INC., its successors and assigns the entire right, title and interest in and to the inventions identified in Schedule A, including all rights, past, present and future, to enforce any and all patents issuing thereon, and any and all improvements thereon, and in and to said applications and any divisions, continuations or continuations-in-part thereof, and in and to any Letters Patent of the United
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States of America which may be issued on any of said applications, and any reissues and/or re-examinations thereof, and in and to any and all applications for Letters Patent filed in foreign countries for said inventions or improvements including all priority rights, and any and all Letters Patent which may be granted in foreign countries therefor, and further including any future invention(s) relating to the subject matter of the inventions assigned herein, TO HAVE AND TO HOLD THE SAME to the full end of the term or terms for which any and all said Letters Patent may be granted;

                  AND I, STEVEN C. AMENDOLA, do hereby authorize and request the Commissioner of Patents and Trademarks to issue Letters Patent of the United States of America to said MILLENNIUM CELL INC., as the assignee of the entire right, title and interest in and to the same, for the sole use and benefit of said MILLENNIUM CELL INC., its successors and assigns;

                  AND I, STEVEN C. AMENDOLA, do hereby covenant and agree to and with said MILLENNIUM CELL INC., its successors and assigns, that I have the full power to make this assignment, and that the rights assigned are not encumbered by any grant, license or right heretofore given, and that I, my executors or administrators, shall and will do all lawful acts and things and make, execute and deliver without further compensation, any and all other instruments in writing, further applications, papers, affidavits, powers of attorney, assignments, and other documents which, in the opinion of counsel for said MILLENNIUM CELL INC., its successors and assigns, may be required or necessary more effectively to secure to and vest in said MILLENNIUM CELL INC., its successors and assigns, the entire right, title and interest in and to said inventions and improvements, applications, Letters Patent, rights, titles, benefits, privileges, and advantages hereby sold, assigned, transferred and conveyed, including the


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perfection of the right of first refusal granted to MILLENNIUM CELL INC. in the
License Agreement, and that I will sign any applications for reissue or re-examination which may be desired by the owner of the patents assigned hereby.

                  IN WITNESS WHEREOF, I, STEVEN C. AMENDOLA, have hereunto set my hand and seal on the date below written.



DATED:____________________                 /s/ STEVEN C. AMENDOLA
                                           ______________________
                                               STEVEN C. AMENDOLA


STATE OF          )
                  ) ss.:
COUNTY OF         )

         BE IT KNOWN, that on this ___ day of ____________, 2000, before me personally came STEVEN C. AMENDOLA, to me known and known to me to be the person mentioned in and who executed the foregoing assignment, and he acknowledged to me that he executed the same as his free act and deed for the use and purposes therein mentioned.


                                           _____________________________________
                                           Notary Public


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                                   SCHEDULE A



United States Patent No. 5,948,558
for HIGH ENERGY DENSITY BORIDE BATTERIES
(Appln. Ser. No. 08/829,497)

Australian Appln. Ser. No. 64462/98

Canadian Appln. Ser. No. 2297167

United Kingdom Appln. Ser. No. 9922864.5

Israeli Appln. Ser. No. 132091

Japanese Appln. Ser. No. 10-541641

South Korean Appln. Ser. No. 98-7008826

Mexican Appln. Ser. No. 99 8865

Singapore Appln. Ser. No. 9904715-1

WIPO Appln. Ser. No. US98/04185

WIPO Appln. Ser. No. US99/22303

United States Appln. Ser. No. 09/162,428 for HIGH ENERGY DENSITY BORIDE BATTERIES
(CIP  of Appln. Ser. No. 08/829,497)

United States Appln. Ser. No. 09/479,362 for SYSTEM FOR HYDROGEN GENERATION

United States Appln. Ser. No. 09/552,017 for ELECTROCHEMICAL CELL AND ASSEMBLY FOR SAME
(Baker Botts File No. A32147)

United States Appln. Ser. No. 09/559,024 for ENGINE CYCLE AND FUELS FOR SAME
(Baker Botts File No. A32672)

Proposed United States Appln.
for MEMBRANE ELECTRODE ASSEMBLY FOR USE
IN BOROHYDRIDE ELECTROCHEMICAL CELLS